EXHIBIT 10.31

                             AMENDMENT NUMBER TWO TO
              MATRIX CAPITAL CORPORATION 401(K) PROFIT SHARING PLAN



         BY THIS AGREEMENT, Matrix Capital Corporation 401(k) Profit Sharing Plan ("Plan") is hereby amended as follows:


         Section 3.1 is amended, effective as of May 20, 1996, by adding at the end of the first paragraph thereof the following:

                  "Notwithstanding any other provision of the Plan to the contrary, persons who are employed as Eligible Employees by Sterling Finance Company, Inc. on May 20, 1996 shall be eligible to participate hereunder on that date, and all other provisions of the Plan shall be construed so as to accommodate, and harmonize with, such participation."


IN WITNESS WHEREOF, this Amendment Two has been executed this 30th day of December, 1996.



                                MATRIX CAPITAL CORPORATION


                                By:  /s/  Guy A. Gibson
                                   --------------------------------------------





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